UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 4, 2021
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Aptiv PLC
(Exact name of registrant as specified in its charter)
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Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5 Hanover Quay
Grand Canal Dock
Dublin, D02 VY79, Ireland
(Address of Principal Executive Offices, Including Zip Code)
(Registrant’s Telephone Number, Including Area Code) 353-1-259-7013
(Former Name or Former Address, if Changed Since Last Report) N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value per share	APTV	New York Stock Exchange
5.50% Mandatory Convertible Preferred Shares, Series A, $0.01 par value per share	APTV PRA	New York Stock Exchange
1.500% Senior Notes due 2025	APTV	New York Stock Exchange
4.250% Senior Notes due 2026	APTV	New York Stock Exchange
1.600% Senior Notes due 2028	APTV	New York Stock Exchange
4.350% Senior Notes due 2029	APTV	New York Stock Exchange
4.400% Senior Notes due 2046	APTV	New York Stock Exchange
5.400% Senior Notes due 2049	APTV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On November 4, 2021, Aptiv PLC (the “Company”) issued a press release reporting its financial results for the quarter ended September 30, 2021. A copy of the press release is attached as an exhibit and is incorporated herein by reference. The press release and teleconference visual presentation are available on the Company’s website at aptiv.com.
The information in this Item 2.02 and Item 9.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act.
Item 9.01    Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit
Number	Description

99.1	Press Release Dated November 4, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 4, 2021	APTIV PLC

		By:	/s/ Joseph R. Massaro
Joseph R. Massaro
Chief Financial Officer and Senior Vice President, Business Operations

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release Dated November 4, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

4